Exhibit 10.23

COMMON STOCK PURCHASE AGREEMENT

COMMON STOCK PURCHASE AGREEMENT, dated as of April 19, 2013 (this “Agreement”), between SCG Financial Acquisition Corp., a Delaware corporation (the “Company”), and DRW Commodities, LLC, a Delaware limited liability company (the “Investor”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company, shares of the common stock, par value $0.0001 per share (the “Common Stock”), of the Company as more fully described in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:

ARTICLE I
PURCHASE AND SALE OF SECURITIES

1.1     Purchase and Issuance of Shares.

(a)     Subject to the terms and conditions set forth in this Agreement, the Investor hereby subscribes for and agrees to purchase from the Company, and the Company hereby agrees to issue and deliver to the Investor, 500,000 shares of Common Stock (the “Shares”) at a purchase price of $10 per share ($5,000,000 in the aggregate) (the “Purchase Price”).

(b)     The closing of the purchase and sale of the Shares described in Section 1.1(a) and issuance of the Additional Shares described in Section 1.1(b) (the “Closing”) shall be held on the date hereof (the “Closing Date”) at the offices of Greenberg Traurig, LLP, 77 West Wacker Drive, Suite 3100, Chicago, Illinois 60601 (or at such other time and place upon which the Company and the Investor shall agree). At the Closing, the Company will deliver, or cause to be delivered, the Shares to the Investor, registered in the name of the Investor (or its designee), against payment of the Purchase Price therefor to the Company by wire transfer to an account designated by the Company.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor as follows, on and as of the date of this Agreement and the Closing Date:

2.1     Organization; Good Standing; Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is qualified or registered to do business in each jurisdiction in which the nature of its business or operations requires such qualification or registration.

2.2     Authority; Approvals; No Violation.

(a)     The Company has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by the Investor) constitutes legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

(b)     Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby nor compliance by the Company with any of the terms or provisions hereof will (i) violate any provision of the Company’s certificate of incorporation or bylaws, in each case as amended to date, or (ii) violate any law or order applicable to the Company.

2.3     Consents and Approvals. Except for such filings as may be required to be made by the Company with the Securities and Exchange Commission (the “Commission”) and/or the Nasdaq Stock Market, no consents or approvals of or filings or registrations with any governmental entity, or of or with any third party, are necessary in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby and compliance by the Company with any of the provisions hereof or thereof.

2.4     Valid Issuance of the Shares. The Shares are duly authorized, and when issued and paid for by the Investor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants to the Company as follows, on and as of the date of this Agreement and the Closing Date:

3.1     Organization; Good Standing; Qualification. The Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is qualified or registered to do business in each jurisdiction in which the nature of its business or operations requires such qualification or registration.

3.2     Authority; Approvals; No Violation.

(a)     The Investor has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Investor and (assuming due authorization, execution and delivery by the Company) constitutes legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

(b)     Except for any filing or disclosures that may be required by the Investor in respect of the transactions contemplated by this Agreement under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), neither the execution and delivery by the Investor of this Agreement nor the consummation by the Investor of the transactions contemplated hereby, nor compliance by the Investor with any of the terms or provisions hereof will (i) violate any provision of the Investor’s certificate of formation, operating agreement or comparable organizational documents, in each case as amended to date or (ii) violate any law or order applicable to the Investor.

3.3     Information. The Investor has been furnished with or has had access to the EDGAR website of the Commission to the Company’s filings made with the Commission during the period from the date that is two years preceding the date hereof through the date hereof, including but not limited to the Third Amended and Restated Offer to Purchase filed as an exhibit to the Amendment No. 6 to Schedule TO filed by the Company with the Commission on April 3, 2013 (including the risk factors contained therein) (collectively, the “SEC Filings”). In addition, the Investor was afforded (i) the opportunity to ask such questions as the Investor deemed necessary of, and to receive answers from, representatives of the Company concerning the merits and risks of acquiring the Shares; (ii) the right of access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable the Investor to evaluate the Shares; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to acquiring the Shares.

3.4     Accredited Investor. The Investor is an “Accredited Investor,” as such term is defined in Rule 501(a) under the Securities Act. The Shares acquired by the Investor pursuant to this Agreement are being acquired for Investor’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act or any applicable state securities laws.

3.5     No Registration; Other Acknowledgements. The Investor hereby acknowledges and agrees as follows:

(a)     The Investor understands that the Shares are not registered under the Securities Act and are only transferable with the consent of the Company, and as such, the Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of either an effective registration statement covering such Shares or an available exemption from registration under the Securities Act, the Shares must be held for so long as is required by the Securities Act and the rules and regulations thereunder. Notwithstanding the foregoing, the parties will enter into a Registration Rights Agreement pursuant to Section 4.1 hereof.

(b)     The Investor has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(c)     The Investor is not purchasing the Shares as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D promulgated under the Securities Act, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

(d)     The Investor is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Shares, it being understood that information and explanations related to the terms and conditions of the Shares and the other transaction documents that are described in the SEC Filings shall not be considered investment advice or a recommendation to purchase the Shares.

ARTICLE IV
ADDITIONAL AGREEMENTS

4.1     Registration Rights. The Shares, and any other shares of Common Stock issued with respect to the Shares by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization, shall be deemed to be “Registrable Securities” for all purposes under that certain Registration Rights Agreement, dated as of April 17, 2013, between the Company and the Investor, in the form attached hereto as Exhibit A.

4.2     Further Assurances. Subject to the terms and conditions of this Agreement, each of the parties hereto shall use its reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate the transactions contemplated by this Agreement.

ARTICLE V
GENERAL PROVISIONS

5.1     Delay or Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. No provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought.

5.2     No Partnership or Joint Venture. Nothing in this Agreement is intended to, or shall be deemed to, establish any partnership or joint venture between any of the parties, constitute any party the agent of another party, nor authorize any party to make or enter into any commitments for or on behalf of any other party.

5.3     Time of the Essence. Time shall be of the essence in respect of any dates, times and periods specified in this Agreement and in respect of any dates, times and periods which may be substituted for them in accordance with this Agreement, or by agreement in writing between the parties. Time shall not be of the essence in respect of any other obligation in this Agreement.

5.4     Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

5.5     Expenses. All fees and other expenses incurred hereunder shall be paid by the party incurring such expense.

5.6     Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (i) upon personal delivery to the party to be notified; (ii) when received when sent by email or facsimile by the party to be notified, provided, however, that notice given by email or facsimile shall not be effective unless either (a) a duplicate copy of such email or fax notice is promptly given by one of the other methods described in this Section 5.6 or (b) the receiving party delivers a written confirmation of receipt for such notice either by email or fax or any other method described in this Section 5.6; or (iii) when delivered by an express courier (with confirmation of delivery); in each case to the party to be notified at the following address (or at such other address for a party as shall be specified by like notice):

(a)           if to the Company to:

SCG Financial Acquisition Corp.

615 North Wabash Avenue

Chicago, IL 60611

Facsimile No.: (312) 784-3966

Attention: Gregory H. Sachs

Email: gsachs@sachscapitalgroup.com

With a copy to:

Greenberg Traurig, LLP

77 West Wacker

Suite 2500

Chicago, IL 60601

Facsimile No.: (312) 456-8435

Attention: Ameer Ahmad, Esq.

Email: ahmada@gtlaw.com

(b)           if to Investor, to:

DRW Commodities, LLC

c/o DRW Holdings

540 W. Madison Street, Suite 2500

Chicago, IL 60661

Facsimile No.:

Attention: Hans Pusch

Email: _____________________

With a copy to:

Polsinelli Shughart PC

161 N. Clark Street, Suite 4200

Chicago, IL 60601

Facsimile No.: (312) 893-2005

Attention: Jay Switzer

Email: jswitzer@polsinelli.com

5.7     Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. References to “$” refer to U.S. Dollars.

5.8     Rules of Construction. The parties to this Agreement agree that they have each been represented by counsel during the negotiation, preparation and execution of this Agreement (or, if executed following the date hereof by counterpart, have been provided with an opportunity to review the Agreement with counsel) and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

5.9     Counterparts. This Agreement may be executed in counterparts, and by facsimile or portable document format (pdf) transmission, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

5.10     Entire Agreement; Severability.

(a)     This Agreement constitutes the entire agreement among the parties and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Each party acknowledges that, in entering into this Agreement, it has not relied on, and shall have no right or remedy in respect of, any statement, representation, assurance or warranty (whether made negligently or innocently) other than as expressly set out in this Agreement.

(b)     If any term or other provision of this Agreement is found by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

5.11     Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of Delaware applicable to parties residing in Delaware, without regard applicable principles of conflicts of law. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any court located within New Castle County, Delaware, in connection with any matter based upon or arising out of this Agreement or the matters contemplated hereby and it agrees that process may be served upon it in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction and such process. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.11.

5.12     Assignment.

(a)     This Agreement is personal to the parties and no party shall assign, transfer, mortgage, charge, subcontract, declare a trust of or deal in any other manner with any of its rights and obligations under this Agreement without the prior written consent of the other party.

(b)     Each party confirms it is acting on its own behalf and not for the benefit of any other Person. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

5.13     Third Party Rights. A person who is not a party to this Agreement shall have no right to enforce the terms of this Agreement.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

SCG FINANCIAL ACQUISITION CORP.

By:	/s/ Garry McGuire
	Name:	Garry McGuire
	Title:	CEO

DRW COMMODITIES, LLC

By:	/s/ Donald R. Wilson, Jr.
	Name:	Donald R. Wilson, Jr.
	Title:	Manager